================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 9, 2007


                                  IVOICE, INC.
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                         000-29341                     51-0471976
--------------------------------------------------------------------------------
 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                     07747
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (732) 441-7700
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS.

On October 9, 2007, the Company issued a press release entitled: "iVoice, Inc., Announces Record Date for Spin-Off of Thomas Pharmaceuticals Ltd. To Shareholders." that announced the record date established for the anticipated spin-off of Thomas Pharmaceuticals, Ltd, a wholly owned subsidiary of iVoice, Inc. The press release is attached as an Exhibit 99.1 hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    99.1 Press release dated October 19, 2007 entitled: "iVoice, Inc., Announces Record Date for Spin-Off of Thomas Pharmaceuticals Ltd. To Shareholders."



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IVOICE, INC,

Date: October 18, 2007             By: /s/ Jerome R. Mahoney
                                       ---------------------------
                                       Jerome R. Mahoney
                                       President, Secretary and Chief Executive
                                       Officer

                                INDEX OF EXHIBITS

  99.1 Press release dated October 19, 2007 entitled: "iVoice, Inc., Announces Record Date for Spin-Off of Thomas Pharmaceuticals Ltd. To Shareholders."